UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2022
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Iowa	0-32637	42-1039071
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Fifth Street
Ames, Iowa 50010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	ATLO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 8, 2022, Ames National Corporation (the “Company”) was informed by CliftonLarsonAllen LLP (“CLA”), the Company’s current independent public accountant, that CLA would decline to stand for re-appointment after completion of the audit report for the year ended December 31, 2022 as a result of CLA’s determination to cease providing certain audit services upon completion of the 2022 audit cycle. In light of CLA’s determination, the Audit Committee of the Company’s Board of Directors has initiated a process to select a new accounting firm to serve as the Company’s independent public accountant commencing with the 2023 audit cycle.

CLA’s audit reports on the Company's consolidated financial statements as of and for the years ended December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2020 and 2021, and during the subsequent interim period through August 8, 2022, there were no (a) disagreements with CLA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CLA's satisfaction, would have caused CLA to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation SK, the Company provided CLA with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from CLA a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of CLA's letter dated August 12, 2022 is attached as Exhibit 16.1 hereto.

Item 9.01 Financial Statement and Exhibits

(d)	The following exhibit is furnished as part of this Report.

	Exhibit No.	Description

	16.1	Letter of CliftonLarsonAllen LLP dated August 12, 2022

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: August 12, 2022	By:	/s/ John P. Nelson
John P. Nelson, Chief Executive Officer, and President
(Principal Executive Officer)